UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

                                    FORM 8-K


                             CURRENT REPORT Pursuant
                          to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

     Date of report (Date of earliest event reported):  October 21, 2004


                           Integrated BioPharma, Inc.
             (Exact Name of Registrant as Specified in Its Charter)

                                    Delaware
                 (State or Other Jurisdiction of Incorporation)

          000-28876                                   22-2407475
  (Commission File Number)                  (IRS Employer Identification No.)

                225 Long Avenue
          Hillside, New Jersey                            07205
  (Address of Principal Executive Offices)              (Zip Code)

                                 (973) 926-0816
              (Registrant's Telephone Number, Including Area Code)


          (Former Name or Former Address, if Changed Since Last Report)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

     |_| Written communications pursuant to Rule 425 under the Securities Act
         (17 CFR 230.425)

     |_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17
         CFR 240.14a-12)

     |_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     |_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01. Regulation FD Disclosure

         On October 21, 2004, Integrated BioPharma, Inc., a Delaware corporation (the "Company"), issued a press release announcing that INB:Biotechnologies Inc. (formerly NuCycle Therapy Inc.), INB's wholly owned biotech subsidiary, has entered into an agreement with Fraunhofer USA, to develop a flu vaccine using transient expression vectors based on plant viruses. The press release is attached as an exhibit to this Report.


Item 9.01. Financial Statements and Exhibits

(c) Exhibits.

Exhibit No.   Description
99.1          Press Release issued by Integrated BioPharma, Inc. on
              October 21, 2004.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned thereunto duly authorized.

                                  INTEGRATED BIOPHARMA, INC.


Date:  October 22, 2004         By: /s/ Eric Friedman
                                    Eric Friedman
                                    Vice President and Chief Financial Officer